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EXHIBIT 10.2

CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-32818) pertaining to the Stock Option Plan of IFCO Systems N.V. of our report dated March 21, 2003 with respect to the consolidated financial statements of IFCO Systems N.V. included in (Form 20-F) for the year ended December 31, 2002.

March 28, 2003

Ernst & Young AG Wirtschaftsprüfungsgesellschaft

By:	/s/ THOMAS SPANNAGL	By:	/s/ ANKE FURCHE
	(Thomas Spannagl) (Wirschaftsprüfer)		(Anke Furche) (Wirtschaftsprüferin)